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                                                                   Exhibit 10(n)


                              CLEVELAND-CLIFFS INC

                       LONG-TERM PERFORMANCE SHARE PROGRAM
                       -----------------------------------


                                    ARTICLE I
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                                     GENERAL
                                     -------

         1.1 INCENTIVE EQUITY PLAN. The provisions of this Long-Term Performance Share Program ("Performance Share Program") shall supplement and operate under the provisions of the Cleveland-Cliffs Inc ("Company") 1992 Incentive Equity Plan ("1992 ICE Plan"), approved by the shareholders of the Company on April 14, 1992, as may be amended from time to time, a copy of which 1992 ICE Plan is attached hereto as Appendix A. Unless otherwise expressly qualified by the terms of this Performance Share Program, the conditions contained in the 1992 ICE Plan shall be applicable to the Performance Share Program. In the event of any conflict between the terms of this Performance Share Program and the 1992 ICE Plan, the 1992 ICE Plan shall control.

         1.2 PURPOSE. The purpose of the Performance Share Program is to align the interests of key executives and managerial employees of the Company and its subsidiaries directly with the interests of the shareholders of the Company in increasing the Company's long-term value and exceeding the performance of peer companies.


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                                   ARTICLE II
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                                   DEFINITIONS
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         All terms used herein with initial capital letters shall have the meanings assigned to them in Article I and the following additional terms, when used herein with initial capital letters, shall have the following meanings:

         2.1 "BOARD" shall have the meaning assigned thereto in the 1992 ICE
Plan.

         2.2 "CHANGE IN CONTROL" shall mean the date on which any of the following is effective:

             (a). The Company shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation;

             (b). The Company shall sell or otherwise transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such sale or transfer;

             (c). A person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934) of 30% or more of the outstanding voting securities of the Company (whether directly or indirectly); or

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             (d). During any period of three consecutive years, individuals who at the beginning of any such period constitute the Board cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Company, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of the Company who are Directors of the Company on the date of the beginning of any such period.

         2.3 "CODE" shall have the meaning assigned thereto in the 1992 ICE
Plan.

         2.4 "COMMITTEE" shall have the meaning assigned thereto in the 1992 ICE Plan.

         2.5 "COMMON SHARES" shall have the meaning assigned thereto in the 1992 ICE Plan.

         2.6 "COVERED EMPLOYEES" shall mean those Participants named in the proxy statement summary compensation table of the Company for that year, or are determined by the Committee likely to become a "covered employee" within the meaning of Section 162(m) of the Code.

         2.7 "DATE OF GRANT" shall mean the date specified by the Committee on which a grant of Performance Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

         2.8 "DISABILITY" shall mean the disability of a Participant as defined by the long-term disability plan of the Company in effect for such Participant.

         2.9 "MANAGEMENT OBJECTIVES" shall have the meaning assigned thereto in the 1992 ICE Plan.

         2.10 "MARKET VALUE PRICE" shall mean the latest available closing price of a Common Share of the Company on the New York Stock Exchange at the relevant time.

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         2.11 "PARTICIPANT" shall have the meaning assigned thereto in the 1992
ICE Plan.

         2.12 "PERFORMANCE PERIOD" shall have the meaning assigned thereto in the 1992 ICE Plan.

         2.13 "PERFORMANCE SHARE" shall have the meaning assigned thereto in the 1992 ICE Plan.

         2.14 "PARTICIPANT AWARD AND AGREEMENT" shall mean the agreement entered into between the Participant and the Company pursuant to Section 5.3(b)(iv) of this Performance Share Program.

         2.15 "PERFORMANCE SHARES EARNED" shall mean the number of Common Shares of the Company (or cash equivalent) earned by a Participant following the conclusion of a Performance Period in which a required minimum of Management Objectives were met or exceeded.

         2.16 "PLAN YEAR" shall mean a period corresponding to the calendar year of the Company.

         2.17 "RETIREMENT" shall mean retirement as defined in the retirement plan of the Company, including without limitation any supplemental retirement plan.

         2.18 "RULE 16B-3" shall have the meaning assigned thereto in the 1992 ICE Plan.

         2.19 "SUBSIDIARY" shall have the meaning assigned thereto in the 1992 ICE Plan.

                                   ARTICLE III
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                        TERM OF PERFORMANCE SHARE PROGRAM
                        ---------------------------------
         3.1 TERM. The Performance Share Program shall be effective from March 31, 1994, the date of adoption by the Committee, and shall remain in effect until terminated by the Committee.

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                                   ARTICLE IV
                                   ----------
                                 ADMINISTRATION
                                 --------------
         4.1 COMMITTEE. The Performance Share Program shall be administered by the Committee, which shall be constituted so as to enable the Performance Share Program to comply with the administration requirement of Code Section 162(m). A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

         4.2 AUTHORITY AND DETERMINATIONS. Subject to the terms of the 1992 ICE Plan, the Committee shall have full and complete authority, in its sole and absolute discretion to: (i) exercise all of the powers granted to it under the 1992 ICE Plan and Performance Share Program; (ii) interpret and implement the Performance Share Program and any related document; (iii) prescribe rules and guidelines relating to the Performance Share Program; (iv) make all determinations necessary or advisable in administering the Performance Share Program; and (v) correct any defect, supply any omission and reconcile any inconsistency in the Performance Share Program. No member of the Committee shall be liable for any such action taken or determination made in good faith.

         4.3 EXPENSES. The Company shall pay all costs and expenses of administering the Performance Share Program, including but not limited to the payment of expert or consulting fees.

         4.4 DELEGATION. The Committee may delegate to the Chief Executive Officer of the Company the authority to execute and deliver such instruments and documents, do all such acts, and take all such other steps deemed necessary, advisable or convenient for the effective administration of the Performance Share

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Program in accordance with its terms and purpose, except that the Committee may not delegate any authority with respect to decisions regarding the Management Objectives, amount or other material terms of any awards of Performance Shares.

         4.5 CODE SECTION 162(M).
             --------------------

             (a). It is intended that this Performance Share Program and the Performance Shares Earned, satisfy and be interpreted in a manner that satisfies the applicable requirements of Code Section 162(m) so that the tax deduction for the Company for performance-base compensation for services performed by such Participants is not disallowed in whole or in part by the operation of such Code Section. If any provision of the Performance Share Program or if any Performance Shares Earned would otherwise frustrate or conflict with the intent expressed in this Section, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to such Participants.

             (b). The Committee may, in its sole discretion, require the deferral of receipt of all or a portion of Performance Shares Earned by a Covered Employee so as to assure the Company will not be prevented from deducting the value of the Performance Shares Earned by a Covered Employee. Any such deferral required by the Committee for a Covered Employee shall be in accordance with the terms and conditions of an agreement between the Covered Employee and the Committee, and such deferral shall remain in effect until the earlier of Retirement of the Covered Employee or such time as receipt of the Performance Shares Earned would no longer prevent the Company from deducting the value of the Performance Shares Earned.


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                                    ARTICLE V
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                   OPERATION OF THE PERFORMANCE SHARE PROGRAM
                   ------------------------------------------
         5.1 ESTABLISHMENT OF PERFORMANCE PERIOD AND MANAGEMENT OBJECTIVES.
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Within 90 days of the beginning of each year, the Committee shall establish the
Performance Period and the Management Objectives for achievement from the beginning to the end of the Performance Period.

         5.2 ADJUSTMENT OF MANAGEMENT OBJECTIVES. The Committee may only adjust the Management Objectives as permitted under the 1992 ICE Plan. No adjustment of the Management Objectives shall be permitted in respect of any Performance Shares granted to any Participant who is, or is determined by the Committee to be likely to become, a Covered Employee.

         5.3 PERFORMANCE SHARE GRANTS.
         -----------------------------

            (a). At the start of each Performance Period, the Committee shall determine the Participants to be granted Performance Shares with due regard to the relative position of such Participant in the Company, salary level and such other factors as the Committee, in its discretion, deems appropriate. Upon such determination, the Committee shall grant such designated Participant a number of Performance Shares to be earned on the basis of achievement of the Management Objectives over the Performance Period.

            (b). The Committee shall authorize grants of Performance Shares in accordance with the following:

                 (i) Each grant shall specify the number of Performance Shares to which it pertains.

                 (ii) Each grant shall specify the Performance Period.

                 (iii) Each grant shall specify the Management Objectives that are to be achieved by the Company and a required minimum level of

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            achievement below which no payment of Performance Shares will be made. Each grant of Performance Shares shall set forth a formula for determining the amount of any payment to be made if performance is at or above the required minimum level and shall specify the maximum amount of any payment to be made.

                  (iv) Each grant shall be evidenced by an agreement, which
            shall be executed on behalf of the Company by the Chief Executive Officer, or by such officer of the Company as may be designated by the Chief Executive Officer, and delivered to and accepted by the Participant. The agreement shall state the specific Management Objectives, target level of achievement, payout for the Performance Period, and that the Performance Shares are subject to all of the terms and conditions of the 1992 ICE Plan, this Performance Share Program and such other terms and provisions as the Committee may determine consistent with this Performance Share Program.

            (c). The Committee may provide for such adjustments in the number of Common Shares covered by outstanding Performance Shares granted hereunder, as may be provided for under Section 10 (anti-dilution provisions) of the 1992 ICE Plan.

        5.4 PERFORMANCE SHARES EARNED.
        ------------------------------

            (a). At the end of each Performance Period, the Committee shall assess the degree to which the Management Objectives were achieved and certify in writing, prior to any payment, whether the Management Objectives and any other material terms are in fact satisfied.

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            (b). Payout of Performance Shares Earned shall be based upon the degree of achievement of the Management Objectives by the Company, all as to be more particularly set forth in the Participant's Grant and Agreement.

            (c). Upon such certification as provided for in Section (a) above, the Committee shall advise the Participant as to the number of Performance Shares Earned.

            (d). Each Performance Share Earned shall entitle the holder to receive Common Shares of the Company (or cash or a combination of Common Shares and cash, as decided by the Committee in its sole discretion).

            (e). The value of the number of Common Shares calculated to be earned by a Participant as Performance Shares Earned at the end of the Performance Period (Calculated Value) shall not exceed a value determined by multiplying the number of Common Shares calculated to be earned by a Participant by twice the Market Value Price per share of a Common Share on the Date of Grant (Maximum Value), and the number of actual Performance Shares Earned will be reduced to the extent necessary to prevent the Calculated Value of the Performance Shares Earned from exceeding the calculated Maximum Value, except as otherwise provided for in Section 7.4, or except as such Performance Shares may be adjusted under Section 10 (anti-dilution provision of the 1992 ICE Plan).

                                   ARTICLE VI
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                                PAYMENT OF AWARDS
                                -----------------

        6.1 PAYMENT. Performance Shares Earned shall be paid as soon as practicable after the receipt of audited financial statements relating to the last fiscal year of the Performance Period and the written certification by the Committee.


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                                   ARTICLE VII
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           HARDSHIP, TERMINATIONS OF EMPLOYMENT AND CHANGE IN CONTROL
           ----------------------------------------------------------

        7.1 HARDSHIP AND APPROVED ABSENCE. In the event of leave of absence to enter public service with the consent of the Company or other leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds any Performance Shares that have not been fully earned, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation with respect to any award under this Performance Share Program; provided, however, that no such action shall be taken with respect to any Covered Employee. If no such equitable action is taken by the Committee for a Participant who is not a Covered Employee, the Participant shall forfeit all right to any Performance Shares that would have been earned for the Performance Period in which the leave of absence or other special circumstances occurred.

        7.2 DEATH, DISABILITY, RETIREMENT OR OTHER. In the event the employment of a Participant with the Company is terminated before completion of a Performance Period(s) because of death, Disability, Retirement, or other reasons and the Management Objectives are achieved by the Company for the Performance Period to the minimum required level or greater, such Participant, or the beneficiary of such Participant, may be eligible to receive all or a portion of the Performance Shares granted to such Participant as Performance Shares Earned, as is determined in accordance with the Participant's Grant and Agreement.

        7.3 A Participant shall not render services for any organization or engage directly or indirectly in any business which is a competitor of the Company or any affiliate of the Company, or which organization or business is or

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plans to become prejudicial to or in conflict with the business interests of the
Company or any affiliate of the Company. Failure to comply with the foregoing will cause a Participant to forfeit the right to Performance Shares as is determined in accordance with the Participant's Grant and Agreement.

        7.4 CHANGE IN CONTROL. Except as may otherwise be determined in accordance with the Participant's Grant and Agreement, in the event a Change in Control occurs before completion of a Performance Period(s), all Performance Shares granted to a Participant shall immediately become Performance Shares Earned, the value of which shall be paid in cash within 10 days of the Change in Control and the number of Common Shares to be earned as Performance Shares Earned will not be reduced proportionately, as provided for in Section 5.4(e).

                                  SECTION VIII
                                  ------------
                                  MISCELLANEOUS
                                  -------------

        8.1 WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment of Performance Shares Earned to a Participant under this Performance Share Program, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment of Performance Shares Earned or the realization of such benefit that the Participant make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. If necessary, the Committee may require relinquishment of a portion of such Performance Shares Earned. The Participant may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Common Shares that are issued or transferred or that become nontransferable by the Participant, and the Common Shares so surrendered by the Participant shall be credited against any such

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withholding obligation at the Market Value Price per share of such Common Shares on the date of such surrender; provided, however, if the Participant is subject to Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), such election (if then required by Rule 16b-3 under the Exchange Act) shall be subject to approval by the Committee.

         8.2 CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No Participant shall have any claim or right to be granted another award under the Performance Share Program. This Performance Share Program shall not confer upon any Participant any right with respect to the continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any employment or other service of the Participant at any time.

         8.3 BENEFICIARIES. Any payments of Performance Shares Earned due under this Performance Share Program to a deceased Participant shall be paid to the beneficiary designated by the Participant and filed with the Company. If no such beneficiary has been designated or survives the Participant, payment shall be made to the estate of the Participant. A beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Company.

         8.4 NON-TRANSFERABILITY. The rights and interest of a Participant under this Performance Share Program, including amounts payable, may not be assigned, pledged, or transferred, except, in the event of the death of a Participant, to his or her designated beneficiary as provided in the Performance Share Program, or in the absence of such designation, by will or the laws of descent and distribution.


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        8.5 AMENDMENTS. This Performance Share Program may be amended from time to time by the Committee; provided, however, that any such amendment shall not be inconsistent with the terms of the 1992 ICE Plan.

        8.6 GOVERNING LAW. This Performance Share Program shall be construed and governed in accordance with the laws of the State of Ohio.

        8.7 EFFECTIVE DATE. This Performance Share Program is effective as of March 31, 1994, as amended as of January 13, 1997.

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